UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: February 12, 2009

MONOGRAM BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd., South San Francisco, California, 94080

(Address of Principal Executive Offices, including zip code)

(650) 635-1100

(Registrant’s Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 12, 2009, Monogram Biosciences, Inc. issued a press release announcing its unaudited financial results for the quarter and the year ended December 31, 2008. A copy of this press release is included herewith as Exhibit 99.1.

Item 9.01.	Financial Statements And Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Issued by Monogram Biosciences, Inc. Regarding its Unaudited Financial Results, dated February 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Biosciences, Inc. (Registrant)

Date: February 12, 2009	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Senior Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release Issued by Monogram Biosciences, Inc. Regarding its Unaudited Financial Results, dated February 12, 2009.